Provisions and other liabilities	12 Months Ended
Dec. 31, 2019
Other provisions [abstract]
Provisions [text block]

20 Provisions and other liabilities

(in USD million)	Asset retirement obligations	Claims and litigations	Other provisions and liabilities	Total

Non-current portion at 31 December 2018	12,544	905	2,503	15,952
Current portion at 31 December 2018 reported as trade, other payables and provisions	65	56	103	224

Provisions and other liabilities at 31 December 2018	12,609	961	2,606	16,175

New or increased provisions and other liabilities	563	(2)	1,130	1,692
Change in estimates	(115)	5	(143)	(253)
Amounts charged against provisions and other liabilities	(218)	(0)	(268)	(485)
Effects of change in the discount rate	1,779	-	49	1,828
Reduction due to divestments	(175)	-	-	(175)
Accretion expenses	456	-	-	456
Reclassification and transfer	(92)	0	113	21
Currency translation	(88)	(0)	(9)	(96)

Provisions and other liabilities at 31 December 2019	14,719	965	3,479	19,163

Non-current portion at 31 December 2019	14,616	54	3,282	17,951
Current portion at 31 December 2019 reported as trade, other payables and provisions	104	910	197	1,211

The line item New or increased provisions and other liabilities includes additional provisions incurred in the period, liabilities and contingent considerations related to acquisitions, and an onerous transportation contract in North America.

The timing of cash outflows of asset retirement obligations depends on the expected production cease at the various facilities.

The asset retirement obligation (ARO), a legal or constructive obligation to decommission and remove on- and offshore installations at the end of the production period, is of nature long term and with uncertainty to timing, discount rate, estimates, currency, regulations and market situation.

In certain production sharing agreements (PSA), Equinor’s estimated share of ARO is paid into an escrow account over the producing life of the field. Equinor presents asset retirement obligations net of these payments in the consolidated balance sheet.

The claims and litigations category mainly relates to expected payments for unresolved claims. The timing and amounts of potential settlements in respect of these claims are uncertain and dependent on various factors that are outside management's control. The main change in the caption claims and litigations relates to the reclassification of Agbami claim from long-term to short-term. For further information on the development of other contingent liabilities, see note 24 Other commitments, contingent liabilities and contingent assets.

The other provision and other liabilities category relates to liabilities for contingent consideration, expected net payments on onerous contracts, and other. For further information, see note 4 Acquisitions and disposals. The line item reclassification and transfer mainly relates to Equinor’s divestment of the ownership interests in offshore licences, where certain commitments related to asset removal were retained by Equinor. The previous ARO for the licences has been reclassified and included under Other provisions and liabilities.

For further information of methods applied and estimates required, see note 2 Significant accounting policies.

Expected timing of cash outflows
(in USD million)	Asset retirement obligations	Other provisions and liabilites, including claims and litigations	Total

2020 - 2024	1,410	3,119	4,529
2025 - 2029	1,247	657	1,904
2030 - 2034	3,605	81	3,686
2035 - 2039	3,719	156	3,875
Thereafter	4,738	430	5,168

At 31 December 2019	14,719	4,443	19,163